UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

To

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 17, 2017 (February 17, 2017)

Healthcare Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55201	38-3888962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Healthcare Trust, Inc. (the “Company”) filed a Current Report on Form 8-K on February 17, 2017 (the “Original 8-K”). This Amended Current Report on Form 8-K is being filed for the purpose of replacing the number $1.65 million with $1.625 million in the description of the monthly asset management fee payable. There are no other changes to the Original 8-K.

Item 1.01. Entry into a Material Definitive Agreement.

The number $1.65 million in the description of the monthly asset management fee payable is hereby replaced with the number $1.625 million.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE TRUST, INC.

Date: February 17, 2017	By:	/s/ Katie P. Kurtz
Katie P. Kurtz Chief Financial Officer, Treasurer and Secretary